Exhibit 99.1
CONTACT:     Sheila Ennis
ICR for Comverse, Inc.
203-682-8338
Sheila.ennis@icrinc.com

Comverse Announces Fiscal 2013 Second Quarter Results;
Conference Call to be Held Today at 8:00 AM

WAKEFIELD, MA, September 12, 2013 - Comverse, Inc. (“Comverse”; NASDAQ: CNSI) today announced its results for the three months ended July 31, 2013.
Consolidated Highlights: Below is selected consolidated financial information for the three and six months ended July 31, 2013 and 2012, prepared in accordance with generally accepted accounting principles (“GAAP”), except as noted.

Comverse, Inc.:	Three Months Ended July 31,		Six Months Ended July 31,
(In thousands)	2013	2012	2013	2012
Total revenue	$169,753	$171,226	$325,571	$308,976
Costs and expenses
Cost of revenue	103,484	103,178	194,448	198,601
Research and development, net	16,860	19,792	32,940	38,864
Selling, general and administrative	35,349	34,039	72,059	79,497
Other operating expenses	2,633	427	6,854	1,107
Total costs and expenses	158,326	157,436	306,301	318,069
Income (loss) from operations	11,427	13,790	19,270	(9,093)
Expense adjustments	6,702	7,176	4,586	13,962
Comverse performance (1)	18,129	20,966	23,856	4,869

Income (loss) before income tax provision	12,848	11,231	14,545	(13,172)
Income tax provision	(29,935)	(5,130)	(34,772)	(7,324)
Net (loss) income from continuing operations	(17,087)	6,101	(20,227)	(20,496)
Basic and diluted (loss) earnings per share from continuing operations	$(0.77)	$0.28	$(0.92)	$(0.93)

Interest expense	(166)	(180)	(354)	(376)
Depreciation and Amortization	$(4,746)	$(7,910)	$(9,317)	$(15,955)

Operating Margin	6.7%	8.1%	5.9%	(2.9)%
Comverse performance margin	10.7%	12.2%	7.3%	1.6%

Net cash provided by (used in) operating activities - continuing operations (2)	$(222)	$(4,797)	$9,641	$(50,496)

(1) "Comverse performance" has not been prepared in accordance with GAAP. See “Presentation of Non-GAAP Financial Measures” below.
(2) Includes approximately $10.9 million of cash proceeds related to an Italian VAT refund received during the six months ended July 31, 2013.

“We are pleased to report that with the close of the second quarter, Comverse has entered a new phase in the effort to transform our business. We are on track with regard to the initiatives we set out last December to improve operating efficiency and industrialize our product offerings so that we can refocus on growing bookings in the second half of the year.  We believe our newest Comverse ONE offering and the expansion of our managed services business will drive this growth,” said Philippe Tartavull, President & CEO of Comverse, Inc. “In addition, through our investment in state-of-the-art technology, we are delivering on our IP messaging, SaaS and hosting initiatives.”
"The tax provision is subject to significant quarter-to-quarter variability based on numerous factors. From a full year perspective we currently expect our tax provision to be in the range of $27 million to $32 million and our cash taxes to be between $10 million and $15 million," said Tom Sabol, CFO of Comverse, Inc.
Business Segment Highlights:

	Three Months Ended July 31,		Six Months Ended July 31,
	2013	2012	2013	2012
	(Dollars in thousands)
SEGMENT RESULTS
Comverse BSS
Segment revenue	68,463	69,052	140,128	126,732
Gross margin	34.3%	38.5%	36.8%	35.9%
Income from operations	9,186	14,632	24,239	19,029
Operating margin	13.4%	21.2%	17.3%	15.0%
Segment performance	9,919	18,679	25,769	27,780
Segment performance margin	14.5%	27.1%	18.4%	21.9%
Comverse VAS
Segment revenue	88,285	91,289	164,499	157,211
Gross margin	52.8%	46.8%	46.8%	44.8%
Income from operations	38,327	31,180	61,007	47,020
Operating margin	43.4%	34.2%	37.1%	29.9%
Segment performance	38,326	31,323	61,014	47,936
Segment performance margin	43.4%	34.3%	37.1%	30.5%
Comverse Other (a)
Segment revenue	13,005	10,885	20,944	25,033
Gross margin	(29.2)%	(11.4)%	12.2%	(22.1)%
Loss from operations	(36,086)	(32,022)	(65,976)	(75,142)
Operating margin	(277.5)%	(294.2)%	(315.0)%	(300.2)%
Segment performance	(30,116)	(29,036)	(62,927)	(70,847)
Segment performance margin	(231.6)%	(266.8)%	(300.5)%	(283.0)%
(a) Consists of all of our operations other than the Comverse BSS and Comverse VAS segments, including Comverse Mobile Internet, Comverse's Netcentrex operations, and Comverse's global corporate functions that support its business units.
Selected Balance Sheet Highlights: Below is selected balance sheet data as of July 31, 2013 and April 30, 2013:

	As of
(In millions)	July 31, 2013	April 30, 2013
Cash and cash equivalents	$264.0	$268.5
Restricted cash (including long-term restricted cash) and bank time deposits	69.1	67.5
Total	$333.1	$336.0
Conference Call Details
Comverse will be conducting a conference call today, September 12, 2013 at 8:00 a.m. EDT. To listen to the conference call live, dial 678-825-8369. Please dial-in at least five minutes before the scheduled start time. A live webcast can be accessed at www.comverse.com.
A replay of the call will be available, beginning at approximately 11:00 a.m. on September 12, 2013 for two days, at 404-537-3406, and archived via webcast at www.comverse.com. The replay access code is 56015539.
Segment Performance
We evaluate our business by assessing the performance of each of our operating segments. Our Chief Executive Officer is our chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segments and for the allocation of resources. Segment performance, as we define it in accordance with the Financial Accounting Standard Board's (“FASB”) guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies.
Segment performance is computed by management as income (loss) from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of acquisition-related intangibles; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) impairment of property and equipment; (vi) certain litigation settlements and related costs; (vii) Italian VAT refund recovery recorded within operating expenses; (viii) restructuring charges; and (ix) certain other gains and charges. Compliance-related professional fees and compliance-related compensation and other expenses relate to fees and expenses recorded in connection with CTI’s and our efforts to (a) complete financial statements and audits of such financial statements and (b) remediate material weaknesses in internal control over financial reporting.
Presentation of Non-GAAP Financial Measures
We provide Comverse performance, a non-GAAP financial measure, as additional information for our operating results. This measure is not in accordance with, or an alternative for, GAAP financial measures and may be different from, or not comparable to similarly titled or other non-GAAP financial measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding certain additional financial and business trends relating to our results of operations as viewed by management in monitoring our businesses, reviewing financial results and for planning purposes. See “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.
About Comverse, Inc.
Comverse® is a leading provider of telecom business enablement solutions that support service innovation and smart monetization through a rich portfolio of BSS, Data Management and Monetization, Digital Services, Value Added Services, IP Communications and Professional Services. Comverse's extensive customer base spans more than 125 countries and covers over 450 communication service providers serving more than two billion subscribers. Our innovative product portfolio enables communication service providers to unleash the value of the network for their customers by making their networks smarter. Comverse's solutions are available in a variety of delivery models, including on-site, cloud, hosted and managed services.

Forward-Looking Statements
This press release includes “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties arise from (among other factors) the risk that our managed service offering may not grow as expected and the additional risks described in the sections entitled “Forward-Looking Statements” and Item 1A, “Risk Factors” and elsewhere in the company's Annual Report on Form 10-K filed with the SEC on May 16, 2013, or in subsequently filed periodic, current or other reports. We undertake no commitment to update or revise any forward-looking statements except as required by law.
These risks and uncertainties discussed above, as well as others, are discussed in greater detail in our filings with the SEC. The documents and reports we file with the SEC are available through us, or our website, www.comverse.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov.

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In thousands, except share and per share data)

	Three Months Ended July 31,		Six Months Ended July 31,
	2013	2012	2013	2012
Revenue:
Product revenue	$56,491	$51,953	$109,395	$99,539
Service revenue	113,262	119,273	216,176	209,437
Total revenue	169,753	171,226	325,571	308,976
Costs and expenses:
Product costs	28,751	26,100	56,385	51,933
Service costs	74,733	77,078	138,063	146,668
Research and development, net	16,860	19,792	32,940	38,864
Selling, general and administrative	35,349	34,039	72,059	79,497
Other operating expenses:
Restructuring charges	2,633	427	6,854	1,107
Total costs and expenses	158,326	157,436	306,301	318,069
Income (loss) from operations	11,427	13,790	19,270	(9,093)
Interest income	143	221	315	443
Interest expense	(166)	(180)	(354)	(376)
Interest expense on notes payable to CTI	—	(141)	—	(250)
Other income (expense), net	1,444	(2,459)	(4,686)	(3,896)
Income (loss) before income tax provision	12,848	11,231	14,545	(13,172)
Income tax provision	(29,935)	(5,130)	(34,772)	(7,324)
Net (loss) income from continuing operations	(17,087)	6,101	(20,227)	(20,496)
Income from discontinued operations, net of tax	—	4,282	—	4,711
Net (loss) income	(17,087)	10,383	(20,227)	(15,785)
Less: Net income attributable to noncontrolling interest	—	(856)	—	(1,010)
Net (loss) income attributable to Comverse, Inc.	$(17,087)	$9,527	$(20,227)	$(16,795)
Weighted average common shares outstanding:
Basic and diluted	22,186,729	21,923,241	22,097,619	21,923,241
Net (loss) income attributable to Comverse, Inc.
Net (loss) income from continuing operations	$(17,087)	$6,101	$(20,227)	$(20,496)
Income from discontinued operations, net of tax	—	3,426	—	3,701
Net (loss) income attributable to Comverse, Inc.	$(17,087)	$9,527	$(20,227)	$(16,795)
(Loss) earnings per share attributable to Comverse, Inc.’s stockholders:
Basic and diluted (loss) earnings per share
Continuing operations	$(0.77)	$0.28	$(0.92)	$(0.93)
Discontinued operations	—	0.15	—	0.16
Basic and diluted (loss) earnings per share	$(0.77)	$0.43	$(0.92)	$(0.77)

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In thousands, except share and per share data)

	July 31, 2013	January 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$264,004	$262,921
Restricted cash and bank time deposits	31,192	28,484
Accounts receivable, net of allowance of $8,585 and $8,841, respectively	116,456	123,612
Inventories	20,039	24,800
Deferred cost of revenue	24,385	34,031
Deferred income taxes	16,036	17,938
Prepaid expenses and other current assets	32,163	35,119
Total current assets	504,275	526,905
Property and equipment, net	39,332	37,442
Goodwill	149,579	149,987
Intangible assets, net	6,511	7,909
Deferred cost of revenue	59,897	72,121
Deferred income taxes	6,322	9,421
Other assets	78,924	54,005
Total assets	$844,840	$857,790
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$176,025	$185,611
Deferred revenue	305,115	320,347
Deferred income taxes	6,801	7,689
Income taxes payable	22,444	8,538
Total current liabilities	510,385	522,185
Deferred revenue	122,998	143,725
Deferred income taxes	42,077	41,767
Other long-term liabilities	178,761	168,876
Total liabilities	854,221	876,553
Commitments and contingencies
Equity:
Comverse, Inc. stockholders’ equity:
Common stock, $0.01 par value - authorized, 100,000,000 shares; issued 22,241,704 and 21,934,569 shares, respectively; outstanding, 22,212,794 and 21,933,427 shares, respectively	222	219
Treasury stock, at cost, 28,910 and 1,142 shares, respectively	(803)	(33)
Accumulated deficit	(63,164)	(42,937)
Additional paid in capital	29,113	2,237
Accumulated other comprehensive income	25,251	21,751
Total equity	(9,381)	(18,763)
Total liabilities and equity	$844,840	$857,790

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)

	Six Months Ended July 31,
	2013	2012
Cash flows from operating activities:
Net cash provided by (used in) operating activities - continuing operations	$9,641	$(50,496)
Net cash used in operating activities - discontinued operations	—	(2,964)
Net cash provided by (used in) operating activities	9,641	(53,460)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	100	—
Purchase of property and equipment	(4,630)	(3,269)
Net change in restricted cash and bank time deposits	(27,569)	5
Proceeds from asset sales	61	309
Other, net	743	(153)
Net cash used in investing activities	(31,295)	(3,108)
Cash flows from financing activities:
Decrease in net investment by CTI	—	1,669
Borrowings under note payable to CTI	—	9,500
CTI capital contribution	25,000	—
Other, net	—	(32)
Repurchase of common stock	(770)	—
Proceeds from exercises of stock options	556	—
Net cash provided by financing activities	24,786	11,137
Effects of exchange rates on cash and cash equivalents	(2,049)	(2,092)
Net increase (decrease) in cash and cash equivalents	1,083	(47,523)
Cash and cash equivalents, beginning of period including cash from discontinued operations	262,921	193,192
Cash and cash equivalents, end of period including cash from discontinued operations	264,004	145,669
Less: cash and cash equivalents of discontinued operations, end of period	—	(29,349)
Cash and cash equivalents, end of period	$264,004	$116,320
Non-cash investing and financing transactions:
Accrued but unpaid purchases of property and equipment	$3,278	$505
Inventory transfers to property and equipment	$2,495	$1,365

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

Table of Reconciliation from GAAP Income (loss) from operations to Non GAAP Comverse Performance	Three Months Ended July 31,		Six Months Ended July 31,
(Dollars in thousands)	2013	2012	2013	2012
Income (loss) from operations	$11,427	$13,790	$19,270	$(9,093)
Expense Adjustments:
Stock-based compensation expense	2,249	2,201	5,343	3,632
Amortization of acquisition-related intangibles	729	3,998	1,378	8,072
Compliance-related professional fees	370	149	806	13
Compliance-related compensation and other expenses	155	435	207	1,553
Impairment of property and equipment	5	14	43	36
Certain litigation settlements and related costs	1	(13)	(23)	(243)
Italian VAT refund recovery recorded within operating expenses	—	—	(10,861)	—
Restructuring charges	2,633	427	6,854	1,107
Gain on sale of fixed asset	(7)	—	(18)	—
Other, net	567	(35)	857	(208)
Total expense adjustments	6,702	7,176	4,586	13,962
Comverse performance	$18,129	$20,966	$23,856	$4,869

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Three Months Ended July 31, 2013
Total revenue	$68,463	$88,285	$13,005	$169,753
Total costs and expenses	$59,277	$49,958	$49,091	$158,326
Income (loss) from operations	$9,186	$38,327	$(36,086)	$11,427
Computation of segment performance:
Segment revenue	$68,463	$88,285	$13,005
Total costs and expenses	$59,277	$49,958	$49,091
Segment expense adjustments:
Stock-based compensation expense	—	—	2,249
Amortization of acquisition-related intangibles	729	—	—
Compliance-related professional fees	—	—	370
Compliance-related compensation and other expenses	—	—	155
Impairment of property and equipment	3	—	2
Certain litigation settlements and related costs	—	—	1
Restructuring charges	—	—	2,633
Gain on sale of fixed assets	1	(1)	(7)
Other, net	—	—	567
Segment expense adjustments	733	(1)	5,970
Segment expenses	58,544	49,959	43,121
Segment performance	$9,919	$38,326	$(30,116)
Interest expense	$—	$—	$(166)	$(166)
Depreciation and amortization	$(1,548)	$(1,245)	$(1,953)	$(4,746)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Three Months Ended July 31, 2012
Total revenue	$69,052	$91,289	$10,885	$171,226
Total costs and expenses	$54,420	$60,109	$42,907	$157,436
Income (loss) from operations	$14,632	$31,180	$(32,022)	$13,790
Computation of segment performance:
Segment revenue	$69,052	$91,289	$10,885
Total costs and expenses	$54,420	$60,109	$42,907
Segment expense adjustments:
Stock-based compensation expense	—	—	2,201
Amortization of acquisition-related intangibles	3,998	—	—
Compliance-related professional fees	—	—	149
Compliance-related compensation and other expenses	48	143	244
Impairment of property and equipment	1	—	13
Certain litigation settlements and related costs	—	—	(13)
Restructuring charges	—	—	427
Other, net	—	—	(35)
Segment expense adjustments	4,047	143	2,986
Segment expenses	50,373	59,966	39,921
Segment performance	$18,679	$31,323	$(29,036)
Interest expense	$—	$—	$(180)	$(180)
Depreciation and amortization	$(4,800)	$(1,243)	$(1,867)	$(7,910)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Six Months Ended July 31, 2013
Total revenue	$140,128	$164,499	$20,944	$325,571
Total costs and expenses	$115,889	$103,492	$86,920	$306,301
Income (loss) from operations	$24,239	$61,007	$(65,976)	$19,270
Computation of segment performance:
Segment revenue	$140,128	$164,499	$20,944
Total costs and expenses	$115,889	$103,492	$86,920
Segment expense adjustments:
Stock-based compensation expense	—	—	5,343
Amortization of acquisition-related intangibles	1,378	—	—
Compliance-related professional fees	—	—	806
Compliance-related compensation and other expenses	122	7	78
Impairment of property and equipment	29	1	13
Certain litigation settlements and related costs	—	—	(23)
Italian VAT recovery recorded within operating expense	—	—	(10,861)
Restructuring charges	—	—	6,854
Gain on sale of fixed assets	1	(1)	(18)
Other, net	—	—	857
Segment expense adjustments	1,530	7	3,049
Segment expenses	114,359	103,485	83,871
Segment performance	$25,769	$61,014	$(62,927)
Interest expense	$—	$—	$(354)	$(354)
Depreciation and amortization	$(3,034)	$(2,465)	$(3,818)	$(9,317)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Six Months Ended July 31, 2012
Total revenue	$126,732	$157,211	$25,033	$308,976
Total costs and expenses	$107,703	$110,191	$100,175	$318,069
Income (loss) from operations	$19,029	$47,020	$(75,142)	$(9,093)
Computation of segment performance:
Segment revenue	$126,732	$157,211	$25,033
Total costs and expenses	$107,703	$110,191	$100,175
Segment expense adjustments:
Stock-based compensation expense	—	—	3,632
Amortization of acquisition-related intangibles	8,072	—	—
Compliance-related professional fees	—	—	13
Compliance-related compensation and other expenses	678	916	(41)
Impairment of property and equipment	1	—	35
Certain litigation settlements and related costs	—	—	(243)
Restructuring charges	—	—	1,107
Other, net	—	—	(208)
Segment expense adjustments	8,751	916	4,295
Segment expenses	98,952	109,275	95,880
Segment performance	$27,780	$47,936	$(70,847)
Interest expense	$—	$—	$(376)	$(376)
Depreciation and amortization	$(9,663)	$(2,444)	$(3,848)	$(15,955)